Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059
Form OPR-1A

	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07	6/30/07
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	824	1,170	1,702	1,005	810	1,144
Investment securities, at market	1,756,026	1,743,283	1,725,902	1,617,563	1,610,856	1,520,322
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,816,850	1,804,453	1,787,604	1,678,568	1,671,666	1,581,466

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	11,736,045	11,736,045	11,736,045	11,863,974	11,863,974	11,863,974
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,236,045	33,236,045	33,236,045	33,363,974	33,363,974	33,363,974

TOTAL ASSETS	35,052,895	35,040,498	35,023,649	35,042,542	35,035,640	34,945,440

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted July 9, 2007	Signed /s/ Gary N. Thompson	Printed Name of Signatory Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059
Form OPR-1B

	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07	6/30/07
LIABILITIES:
Post-Petition debt (Sched. C)	34,724	37,967	34,821	33,409	73,306	54,960

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,191,038	138,194,281	138,191,135	138,189,723	138,229,620	138,211,274

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	1,902,653	1,887,013	1,873,310	1,893,615	1,846,816	1,774,962

TOTAL SHAREHOLDERS EQUITY	(103,138,143)	(103,153,783)	(103,167,486)	(103,147,181)	(103,193,980)	(103,265,834)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	35,052,895	35,040,498	35,023,649	35,042,542	35,035,640	34,945,440

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059
Form OPR-2
STATEMENT OF INCOME

	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07	6/30/07
REVENUE:
Net investment income	8,408	6,966	7,354	7,290	6,995	6,350
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	631

OPERATING EXPENSES:
Salaries and benefits	(7,222)	(7,222)	(7,222)	(7,221)	(7,022)	(6,949)
Board fees and expenses	0	0	0	0	0	(85)
Legal fees and expenses	(68,191)	(11,142)	(11,882)	(104,708)	(44,805)	(63,486)
Accounting fees and expenses	0	0	0	0	0	(6,326)
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(327)	(4,173)	(1,947)	(2,979)	(1,963)	(1,953)
Miscellaneous	(5)	(69)	(5)	(5)	(5)	(36)

NET OPERATING INCOME / LOSS	(67,337)	(15,640)	(13,702)	(107,623)	(46,800)	(71,854)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	(41,826)	0	0	1,250	0	0
Equity in unrealized losses of securities of AIC	86,806	0	0	126,679	0	0

TOTAL OTHER INCOME (EXPENSE)	44,980	0	0	127,929	0	0

NET INCOME (LOSS)	(22,357)	(15,640)	(13,702)	20,306	(46,800)	(71,854)

	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07	6/30/07
CASH DIFFERENCE:
Current ending cash balance	824	1,170	1,702	1,005	810	1,144
Less ending prior month balance	(816)	(824)	(1,170)	(1,702)	(1,005)	(810)

NET CASH INCREASE (DECREASE)	8	346	532	(697)	(195)	334

SOURCES OF CASH:
Net income (loss)	(22,357)	(15,640)	(13,702)	20,306	(46,800)	(71,854)
Equity in earnings and unrealized losses of AIC	(44,980)	0	0	(127,929)	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	51,224	12,744	17,381	108,340	6,707	90,534
Increase in:
Post- petition debt	16,121	3,242	0	0	39,898
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	8	346	3,679	717	(195)	18,680

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	0	(3,147)	(1,414)	0	(18,346)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	(3,147)	(1,414)	0	(18,346)

NET CASH INCREASE (DECREASE)	8	346	532	(697)	(195)	334

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059
SCHEDULE C
SCHEDULE OF POST PETITION DEBT

	1/31/07	2/28/07	3/31/07	4/30/07	5/31/07	6/30/07
TRADE ACCOUNTS PAYABLE	34,724	37,967	34,821	33,409	73,306	54,960
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	34,724	37,967	34,821	33,409	73,306	54,960